UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                      November 1, 2006 (November 1, 2006)
               Date of Report (Date of earliest event reported):


                          POINT ACQUISITION CORPORATION
             (Exact name of registrant as specified in its charter)


          Nevada                      0-51527                     91-0541437
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)


                  211 West Wall Street, Midland, TX 79701-4556
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (432) 682-1761


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On November 1, 2006, Point Acquisition Corporation (the "Company") entered into Subscription Agreements (the "Agreements") with Halter Financial Investments, L.P., a Texas limited partnership ("HFI"), and Glenn Little, the Company's sole officer and director. Other than in respect to this transaction, HFI has had no material relationship with the Company or any of the Company's officers, directors or affiliates or any associate of any such officer or director.

     Pursuant to the Agreements, the Company will, upon satisfaction of the closing conditions set forth below, sell to the HFI and Mr. Little 1,270,400 and 200,000 shares of post split common stock at a purchase price of $.25 per share, respectively.

     The Closing is subject to the following conditions:

     * No material adverse change shall have occurred with respect to the Company;

     * The Company will have effected a 1-for- 50 reverse split of its common stock;

     * Timothy P. Halter will be elected the sole officer and director of the Company upon the closing of the transactions contemplated by the Agreements.

     Glenn Little, the sole officer and director of the Company, will agree to resign from all offices that he holds and as a director effective as of the closing of the Agreements. At the closing, Mr. Halter will be appointed as the Chief Executive Officer and President of the Company, and as a director of the Company.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits.

     10.1 Subscription Agreement, dated November 1, 2006, between the Company and Halter Financial Investments, L.P.

     10.2 Subscription Agreement, dated November 1, 2006, between the Company and Glenn Little.

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
                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                POINT ACQUISITION CORPORATION



                                By: /s/ Glenn A. Little
                                   ---------------------------------------------
                                Name:  Glenn A. Little
                                Title: President, Chief Executive Officer, Chief
                                       Financial Officer and Sole Director

Dated: November 1, 2006


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
                                  EXHIBIT INDEX


Exhibit No.                           Description of Exhibit
-----------                           ----------------------

10.1 Subscription Agreement, dated November 1, 2006, between the Company and Halter Financial Investments, L.P.

10.2 Subscription Agreement, dated November 1, 2006, between the Company and Glenn Little.